UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 16, 2016

Fennec Pharmaceuticals Inc.

(Exact name of registrant as specified in its charter)

001-32295 (Commission File Number)

British Columbia	20-0442384
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

PO Box 13628, 68 TW Alexander Drive, Research Triangle Park, NC	27709
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (919) 636-4530

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.03	Material Modification to Rights of Security Holders

On November 15, 2016, Fennec Pharmaceuticals Inc. (the “Company” or “Fennec”), announced its board of directors approved an amendment to the exercise price of 366,133 common share purchase warrants originally issued on December 3, 2014 from USD$3.60 to USD$2.50 (the “Amendment”). No other changes will be made to the terms of the Warrants, and the Warrants expire on December 3, 2016.

The Warrants were issued in connection with a previous financing of the Company and the holders are arm’s length to the Company. The Amendment will become effective on November 29, 2016, being 10 business days after the date of this press release.

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Description

Exhibit 99.1	Press Release dated November 15, 2016

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: November 16, 2016	Fennec Pharmaceuticals Inc.

	By:	/s/ Rostislav Raykov
Rostislav Raykov
Chief Executive Officer

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